EX-10.80.02

[Burr Ridge, IL - #1587]
[Prospect Heights, IL - #1588]
[Austin, TX - #1589]
[San Antonio, TX - #1590]

FIRST AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT

This First Amendment to Master Lease and Security Agreement (“Amendment”) is dated as of June 8, 2010 by and among HCP, Inc., a Maryland corporation (doing business in  the state of Illinois as HC Property Investments, Inc.) and TEXAS HCP HOLDING, L.P., a Delaware limited partnership as their interests may appear (“Lessor”) and EMERITUS CORPORATION, a Washington corporation (“Emeritus” or “Lessee”).

RECITALS

A.           Lessor and Lessee entered into a Master Lease and Security Agreement dated as of May 14, 2010 (the “Lease”) for the lease of four (4) separate assisted-living care and/or skilled nursing care facilities located in the States of Illinois and Texas, as more particularly described in the Lease.

B.           Lessor and Lessee desire to memorialize their understanding regarding certain provisions of the Lease.

AGREEMENT

Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Lease. Lessor and Lessee hereby agree as follows:

1.           The Commencement Date of the Lease is June 1, 2010;

2.           The Fixed Term Expiration Date of the Lease is May 31, 2020;

3.           The first Lease Year for the Lease commences on June 1, 2010 and ends on May 31, 2011;

Except as amended above, the Lease between Lessor and Lessee shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

LESSOR:
HCP, INC., a Maryland corporation
(dba HC Property Investments, Inc.)

By: /s/ Susan M. Tate
Name: Susan M. Tate
Title:   Executive Vice President

TEXAS HCP HOLDING, L.P., a Delaware
limited partnership

By:           Texas HCP G.P., Inc.,
a Delaware corporation,
Its Sole General Partner

By: /s/ Susan M. Tate
Name: Susan M. Tate
Title:   Executive Vice President

LESSEE:

EMERITUS CORPORATION,
a Washington corporation

By: /s/ Eric Mendelsohn
Name: Eric Mendelsohn
Title    SVP Corporate Development